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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                     ENACT HEALTH MANAGEMENT SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)



               DELAWARE                                77-0326649
      (State of incorporation)             (I.R.S. Employer Identification No.)

   1975 WEST EL CAMINO REAL, SUITE 306
      MOUNTAIN VIEW, CALIFORNIA                         94040
(Address of principal executive offices)              (Zip Code)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

        Title of each class             Name of each exchange on which
         to be registered               each class is to be registered

          Not Applicable                       Not Applicable

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                        Common Stock, par value $0.001
                               (Title of class)




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Item 1.  Description of Registrant's Securities to be Registered
         ---------------------------------------------------------

                The information contained in "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (Commission File No. 333-41259), filed with the Securities and Exchange Commission on November 28, 1997, as amended on December 17, 1997, January 16, 1998 and February 5, 1998 (the "Form S-1 Registration Statement"), is hereby incorporated by reference.

Item 2.  Exhibits
         --------

                The following exhibits are filed as part of this Registration
                Statement:

                1.   Specimen stock certificate incorporated by reference to
                     Exhibit 4.1 of the Registrant's Form S-1 Registration Statement.

                2. Form of Restated Certificate of Incorporation to be filed prior to effectiveness of the offering (Delaware corporation), incorporated by reference to Exhibit 3.1 of the Registrant's Form S-1 Registration Statement.

                3. Proposed form of By-Laws to be adopted before the effective date of Registrant's Form S-1 Registration Statement (Delaware Corporation), incorporated by reference to
                     Exhibit 3.2 of the Registrant's Form S-1 Registration Statement.



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                                   SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   ENACT HEALTH MANAGEMENT SYSTEMS, INC.

Date: February 6, 1998

                                   By: /s/ Henry Evans
                                      ---------------------------------------
                                       Henry Evans
                                       Chief Financial Officer




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                                 EXHIBIT INDEX
                                 -------------

Exhibit                       Exhibit                      Sequentially
Number                        -------                        Numbered
-------                                                        Page
                                                               ----

  1 Specimen stock certificate incorporated by reference to Exhibit 4.1 of the Registrant's
             Form S-1 Registration Statement.

  2 Form of Restated Certificate of Incorporation to be filed prior to effectiveness of the offering (Delaware corporation), incorporated by reference to Exhibit 3.1 of the Registrant's Form S-1 Registration Statement.

  3 Proposed form of By-Laws to be adopted before the effective date of Registrant's Form S-1
             Registration Statement (Delaware Corporation), incorporated by reference to Exhibit 3.2 of the Registrant's Form S-1 Registration
             Statement.